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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2002


                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                      0-27907                 77-0461990
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


             890 Hillview Court
            Milpitas, California                              95035
   (Address of principal executive offices)                 (Zip Code)


                                 (408) 941-2900
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On February 19, 2002, NetRatings, Inc. ("NetRatings"), Sonoma Acquisition Corp., LLC, a wholly owned subsidiary of NetRatings ("NetRatings Sub"), Jupiter Media Metrix, Inc. ("Jupiter Media Metrix"), and certain wholly owned subsidiaries of Jupiter Media Metrix (Jupiter Communications, Inc., MMXI Holdings, Inc., Net Market Makers, Inc., IRG Acquisition Corp, and AdRelevance, Inc., or, collectively the "Jupiter Media Metrix Subs") entered into a Mutual Termination Agreement and Release (the "Termination Agreement") that terminated:

         . the Agreement and Plan of Merger dated as of October 25, 2001, among NetRatings, Sub, and Jupiter Media Metrix (the "Merger Agreement");

         . the Loan and Security Agreement also dated October 25, 2001 among NetRatings, NetRatings Sub, Jupiter Media Metrix and Jupiter Media Metrix Subs (the "Loan Agreement"); and

         . other ancillary agreements associated with the Merger Agreement and the Loan Agreement.

         A copy of the Mutual Termination Agreement and Release is attached as
Exhibit 2.1 hereto and is incorporated herein by reference.

         Also on February 19, 2002, Netratings and Jupiter Media Metrix issued a joint press release announcing that they had entered into the Termination Agreement. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Exhibits

2.1 Mutual Termination Agreement and Release dated as of February 19, 2002 terminating the Agreement and Plan of Merger dated as of October 25, 2001 among NetRatings, Sonoma Acquisition Corp., LLC, Jupiter Media Metrix, Inc., Jupiter Communications, Inc., MMXI Holdings, Inc., Net Market Makers, Inc., IRG Acquisition Corp. and AdRelevance, Inc.

99.1 Press release dated February 19, 2002, issued jointly by NetRatings, Inc. and Jupiter Media Metrix, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NETRATINGS, INC.


Date:  February 20, 2002          By:  /s/  Jack R. Lazar
                                     --------------------
                                      Jack R. Lazar
                                      Executive Vice President of Corporate
                                      Development, Chief Financial Officer and
                                      Secretary

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  DESCRIPTION
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2.1      Mutual Termination Agreement and Release dated as of February
         19, 2002 terminating the Agreement and Plan of Merger dated as of October 25, 2001 among NetRatings, Sonoma Acquisition Corp., LLC, Jupiter Media Metrix, Inc., Jupiter Communications, Inc., MMXI Holdings, Inc., Net Market Makers, Inc., IRG Acquisition Corp., and AdRelevance, Inc.

99.1 Press release dated February 19, 2002, issued jointly by NetRatings, Inc. and Jupiter Media Metrix, Inc.